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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 Current Report


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



    DATE OF THE REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 23, 1997


                        Commission File Number 000-21629




                               THE O'GARA COMPANY
             (Exact name of registrant as specified in its charter)



              Ohio                        000-21629               31-1470817
(State or other jurisdiction of          (Commission          (I.R.S. Employer
         incorporation)                  file number)        Identification No.)


                               9133 LeSaint Drive
                             Fairfield, Ohio 45014
                                 (513) 874-2112


  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


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                  INFORMATION TO BE INCLUDED WITH THIS REPORT



Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this report.

ITEM 5.     OTHER EVENTS

            The Company's press release dated January 23, 1997 is attached as
            Exhibit 99 hereto and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (a)   Financial Statements of Business Acquired

                  Not Applicable

            (b)   Pro Forma Financial Information

                  Not Applicable

            (c)   Exhibits

                  The following exhibit is filed with this report on Form 8-K:


                        Regulation S-K
                         Exhibit No.             Exhibit
                         -----------             -------
                             99                  Press release dated
                                                 January 23, 1997







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                                   SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  JANUARY 23, 1997                         THE O'GARA COMPANY




                                            By  /s/ Nicholas P. Carpinello
                                                -----------------------------
                                                Nicholas P. Carpinello
                                                Executive Vice-President,
                                                  and Chief Financial Officer







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